SUBSCRIPTION AGREEMENT

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION. THERE ARE FURTHER RESTRICTIONS ON THE TRANSFERABILITY OF THE SECURITIES DESCRIBED HEREIN.

THE PURCHASE OF THE SECURITIES INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF THE LOSS OF THEIR ENTIRE INVESTMENT.

This Subscription Agreement (this “Agreement”), dated as of June 24, 2025 is by and between Alaunos Therapeutics, Inc., a corporation organized under the laws of Delaware (the “Company”) and each of the undersigned subscribers as listed in Appendix A (individually, a “Subscriber” and collectively, the “Subscribers”).

RECITALS

A.
The Company has authorized a new series of Series A Preferred Stock (the “Preferred Stock”) pursuant to the Certificate of Designation in the form attached hereto as Appendix C (the “Certificate of Designation”), which such Preferred Stock shall under certain circumstances entitle the Subscribers to receive shares of the Company’s common stock, par value $0.001 per share (together with any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock, the “Common Stock”) (such underlying shares of Common Stock issuable pursuant to the terms of the Preferred Stock, the “Underlying Shares”).
B.
Each Subscriber understands the Company is offering up to $850,000 of Preferred Stock, par value $0.001 per share (the “Securities”) in a private placement. Each Subscriber further understands that the offering is being made without registration of the Securities under the Securities Act of 1933, as amended (the “Securities Act”), or any securities law of any state of the United States or of any other jurisdiction, and is being made only to “accredited investors” (as defined in Rule 501 of Regulation D under the Securities Act).

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Subscriber hereby agree as follows:

1.
Subscription. Subject to the terms and conditions hereof, each Subscriber hereby irrevocably subscribes for the Securities set forth in Appendix A hereto for the aggregate purchase price set forth in Appendix A, which is payable as described in 24 hereof. Each Subscriber acknowledges that the Securities will be subject to restrictions on transfer as set forth in this Agreement.
2.
Acceptance of Subscription and Issuance of Securities. It is understood and agreed that the Company shall have the sole right, at its complete discretion, to accept or reject the subscription, in whole or in part, for any reason and that the same shall be deemed to be accepted by the Company only when it is signed by a duly authorized officer of the Company and delivered to the Subscriber at the Closing referred to in 23 hereof. Subscriptions need not be accepted in the order received, and the Securities may be allocated among each Subscriber. Notwithstanding anything in this Agreement to the contrary, the Company shall have no obligation to issue any of the Securities to any person who is a resident of a jurisdiction in which the issuance of Securities to such person would constitute a violation of the securities, “blue sky” or other similar laws of such jurisdiction (collectively referred to as the “State Securities Laws”).
3.
The Closing. The closing of the purchase and sale of the Securities (the “Closing”) shall occur by electronic transmission or other transmission as mutually acceptable to the parties at 10:00 a.m. (prevailing Central Time) on the first business day on which the conditions to the Closing set forth in Section 7 are satisfied or waived (or such other date as is mutually agreed to by the Company and each Subscriber).
4.
Payment for Securities. Payment for the Securities shall be received by the Company from each Subscriber by wire transfer of immediately available funds or other means approved by the Company at or prior to the Closing, in the amount as set forth opposite such Subscriber’s name in Appendix A hereto, or as mutually agreed to by the Parties. The Company shall deliver to each Subscriber certificates representing the purchased Securities as is set forth opposite such Subscriber’s name in Appendix A hereto at the Closing bearing an appropriate legend referring to the fact that the Securities were sold in reliance upon an exemption from registration under the Securities Act.
5.
Representations and Warranties of the Company. As of the Closing, the Company represents and warrants that:
(a)
The Company has been duly incorporated and is validly existing and in good standing under the laws of Delaware, with full power and authority to conduct its business as it is currently being conducted and to own its assets; and has secured any authorizations, approvals, permits and orders required by law for the conduct by the Company of its business as it is currently being conducted.
(b)
The authorized capital of the Company consists, immediately prior to the Closing, of (i) 5,000,000 shares of Common Stock, 1,639,521 shares of which are issued and outstanding immediately prior to the Closing; and 30,000,000 shares of preferred stock, par value $0.001 per share, of which (x) 1,000 shares have been designated Series A-1 Preferred Stock, 500 of which are issued and outstanding immediately prior to the Closing, and (y) 1,000 shares have been designated Series A-2 Preferred Stock, none of which are issued and outstanding immediately prior to the Closing. All of the outstanding shares of capital stock have been duly authorized, are fully paid and nonassessable and were issued in compliance with all applicable federal and state securities laws.
(c)
The Securities have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement, will be validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement or applicable federal and state securities laws. The Underlying Shares have been duly reserved for issuance, and upon issuance in accordance with the terms of the Certificate of Designation, will be validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement or applicable federal and state securities laws.
(d)
All corporate action required to be taken by the Company in order to authorize the Company to enter into this Agreement, and to issue the Securities at the Closing and the Underlying Shares, has been taken or will be taken prior to the Closing. All action on the part of the officers of the Company necessary for the execution and delivery of this Agreement, the performance of all obligations of the Company under this Agreement to be performed as of the Closing, and the issuance and delivery of the Securities has been taken. This Agreement, when executed and delivered by the Company, shall constitute a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally.
(e)
The Company is not in violation or default (i) of any provisions of its Certificate of Incorporation or Bylaws; (ii) in any material respect of any instrument, judgment, order, writ or decree; (iii) in any material respect under any note, indenture or mortgage; (iv) in any material respect under any lease, agreement, contract or purchase order to which it is a party or by which it is bound; or (v) of any provision of any federal or state statute, rule or regulation applicable to the Company the violation of which would have a material adverse effect on the Company. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either (x) a default under any such provision, instrument, judgment, order, writ, decree, contract or agreement; or (y) an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, forfeiture, or nonrenewal of any material permit or license applicable to the Company.
6.
Representations and Warranties of the Subscriber. Each Subscriber, severally and not jointly, hereby represents and warrants to and covenants with the Company with respect to only itself that:
(a)
General.
(i)
Such Subscriber has all requisite authority (and in the case of an individual, the capacity) to purchase the Securities, enter into this Agreement and to perform all the obligations required to be performed by such Subscriber hereunder, and such purchase will not contravene any law, rule, or regulation binding on such Subscriber or any investment guideline or restriction applicable to such Subscriber.
(ii)
Such Subscriber is a resident of the state set forth on the signature page hereto and is not acquiring the Securities as a nominee or agent or otherwise for any other person.
(iii)
Such Subscriber will comply with all applicable laws and regulations in effect in any jurisdiction in which such Subscriber purchases or sells Securities and obtain any consent, approval or permission required for such purchases or sales under the laws and regulations of any jurisdiction to which such Subscriber is subject or in which such Subscriber makes such purchases or sales, and the Company shall have no responsibility therefor.
(b)
Information Concerning the Company.
(i)
Such Subscriber understands and accepts that the purchase of the Securities involves various risks, including the risks outlined in this Agreement. Such Subscriber represents that it is able to bear any loss associated with an investment in the Securities.
(ii)
Such Subscriber confirms that it is not relying on any communication (written or oral) of the Company or any of its affiliates, as investment or tax advice or as a recommendation to purchase the Securities. It is understood that information and explanations related to the terms and conditions of the Securities provided by the Company or any of its affiliates shall not be considered investment or tax advice or a recommendation to purchase the Securities, and that neither the Company nor any of its affiliates is acting or has acted as an advisor to such Subscriber in deciding to invest in the Securities. Such Subscriber acknowledges that neither the Company nor any of its affiliates has made any representation regarding the proper characterization of the Securities for purposes of determining such Subscriber’s authority to invest in the Securities.
(iii)
Such Subscriber is familiar with the business and financial condition and operations of the Company. Such Subscriber has had access to such information concerning the Company and the Securities as it deems necessary to enable it to make an informed investment decision concerning the purchase of the Securities.
(iv)
Such Subscriber understands that, unless such Subscriber notifies the Company in writing to the contrary at or before the Closing, each of such Subscriber’s representations and warranties contained in this Agreement will be deemed to have been reaffirmed and confirmed as of the Closing, taking into account all information received by such Subscriber.
(v)
Such Subscriber acknowledges that the Company has the right in its sole and absolute discretion to abandon this private placement at any time prior to the Closing. This Agreement shall thereafter have no force or effect, and the Company shall return the previously paid subscription price of the Securities, without interest thereon, to such Subscriber.
(vi)
Such Subscriber understands that no federal or state agency has passed upon the merits or risks of an investment in the Securities or made any finding or determination concerning the fairness or advisability of this investment.
(c)
Non-Reliance.
(i)
Such Subscriber represents that it is not relying on (and will not at any time rely on) any communication (written or oral) of the Company, as investment advice or as a recommendation to purchase the Securities, it being understood that information and explanations related to the terms and conditions of the Securities shall not be considered investment advice or a recommendation to purchase the Securities.
(ii)
Such Subscriber confirms that the Company has not (A) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Securities or (B) made any representation to such Subscriber regarding the legality of an investment in the Securities under applicable securities or tax laws. In deciding to purchase the Securities, such Subscriber is not relying on the advice or recommendations of the Company and such Subscriber has made its own independent decision that the investment in the Securities is suitable and appropriate for such Subscriber.
(d)
Status of Subscriber.

(i)
Such Subscriber has such knowledge, skill and experience in business, financial and investment matters that such Subscriber is capable of evaluating the merits and risks of an investment in the Securities. With the assistance of such Subscriber’s own professional advisors, to the extent that such Subscriber has deemed appropriate, such Subscriber has made its own legal, tax, accounting, and financial evaluation of the merits and risks of an investment in the Securities and the consequences of this Agreement. Such Subscriber has considered the suitability of the Securities as an investment in light of its own circumstances and financial condition and such Subscriber is able to bear the risks associated with an investment in the Securities, and it is authorized to invest in the Securities.
(ii)
Such Subscriber is an “accredited investor” as defined in Rule 501(a) under the Securities Act or is an individual whose investment has been approved by the Board. Such Subscriber agrees to furnish any additional information requested by the Company or any of its affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the purchase and sale of the Securities. Such Subscriber acknowledges that such Subscriber has completed the Investor Questionnaire contained in Appendix B and that the information contained therein is complete and accurate as of the date thereof and is hereby affirmed as of the date hereof. Any information that has been furnished or that will be furnished by such Subscriber to evidence its status as an accredited investor is accurate and complete, and does not contain any misrepresentation or material omission.
(iii)
If such Subscriber is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code), the Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Securities. Such Subscriber’s subscription and payment for and continued beneficial ownership of the Securities will not violate any applicable securities or other laws of such Subscriber’s jurisdiction.
(iv)
Neither such Subscriber, nor any of its officers, directors, employees, agents, stockholders or partners, is a sanctioned party.
(v)
Neither such Subscriber, nor any of its officers, directors, employees, agents, stockholders or partners has either directly or indirectly, including, through a broker or finder (x) engaged in any general solicitation, or (y) published any advertisement in connection with the offer and sale of the Securities.
(vi)
Such Subscriber acknowledges that it is not relying upon any Person, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Such Subscriber agrees that neither any Subscriber nor the respective controlling Persons, officers, directors, partners, agents, or employees of any Subscriber shall be liable to any other Subscriber for any action heretofore taken or omitted to be taken by any of them in connection with the purchase of the Securities. For purposes of this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any governmental entity or any department or agency thereof.
(vii)
If such Subscriber is an individual, then such Subscriber resides in the state or province identified in the address of such Subscriber set forth on such Subscriber’s signature page or Appendix A; if such Subscriber is a partnership, corporation, limited liability company or other entity, then the office or offices of such Subscriber in which it has its principal place of business is identified in the address or addresses of such Subscriber set forth on such Subscriber’s signature page or Appendix A.
(e)
Restrictions on Transfer or Sale of Securities.
(i)
Such Subscriber is acquiring the Securities solely for such Subscriber’s own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Securities. Such Subscriber understands that the Securities have not been registered under the Securities Act or any State Securities Laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of such Subscriber and of the other representations made by such Subscriber in this Agreement. Such Subscriber understands that the Company is relying upon the representations and agreements contained in this Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions.
(ii)
Such Subscriber understands that the Securities are “restricted securities” under applicable federal securities laws and that the Securities Act and the rules of the U.S. Securities and Exchange Commission (the “Commission”) provide in substance that such Subscriber may dispose of the Securities only pursuant to an effective registration statement under the Securities Act or an exemption from the registration requirements of the Securities Act, and such Subscriber understands that the Company has no obligation or intention to register any of the Securities or the offering or sale thereof, or the Underlying Shares, or to take action so as to permit offers or sales pursuant to the Securities Act or an exemption from registration thereunder (including pursuant to Rule 144 thereunder), in each case except as set forth in this Agreement. Accordingly, such Subscriber understands that under the Commission’s rules, such Subscriber may dispose of the Securities only in transactions which are exempt from registration under the Securities Act, in which event the transferee will acquire “restricted securities,” subject to the same limitations that apply to the Securities in the hands of such Subscriber. Consequently, such Subscriber understands that such Subscriber must bear the economic risks of the investment in the Securities for an indefinite period of time.
(iii)
Such Subscriber agrees: (A) that the Subscriber will not sell, assign, pledge, give, transfer, or otherwise dispose of the Securities or any interest therein, or make any offer or attempt to do any of the foregoing, unless the transaction is registered under the Securities Act and complies with the requirements of all applicable State Securities Laws, or the transaction is exempt from the registration provisions of the Securities Act and all applicable requirements of State Securities Laws; (B) that the certificates representing the Securities will bear a legend making reference to the foregoing restrictions; and (C) that the Company and its affiliates shall not be required to give effect to any purported transfer of such Securities, except upon compliance with the foregoing restrictions.

(iv)
The undersigned acknowledges that neither the Company nor any other person offered to sell the Securities to it by means of any form of general solicitation or advertising, including but not limited to: (A) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or (B) any seminar or meeting whose attendees were invited by any general solicitation or general advertising.
7.
Conditions to Obligations of the Subscriber and the Company. The obligations of each Subscriber to purchase and pay for the Securities specified in Appendix A and of the Company to sell those Securities, are subject to the satisfaction at or prior to the Closing of the following conditions precedent: (a) the representations and warranties of the Company contained in 25 hereof and of each Subscriber contained in 36 hereof shall be true and correct as of the Closing in all respects with the same effect as though such representations and warranties had been made on and as of the Closing; and (b) the Company shall have filed the Certificate of Designations with the Secretary of State of Delaware on or prior to the Closing, which shall continue to be in full force and effect as of the Closing.
8.
Covenants

So long as any of the Securities remain outstanding, the Company shall at all times have no less than a number of shares of authorized but unissued Common Stock equal to the number of Underlying Shares plus all remaining unpaid dividends payable on the Securities (the “Required Reserve Amount”). If at any time the number of shares of Common Stock authorized and reserved for issuance is not sufficient to meet the Required Reserve Amount, the Company will limit any conversion of the Preferred Stock by a Subscriber on a proportional basis with all shares of Preferred Stock outstanding (regardless of whether any other shares are convertible at such time) to the greatest amount that may be converted until taking corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet the Company’s obligations pursuant to this Agreement and the Certificate of Designation (together, the “Transaction Documents”), in the case of an insufficient number of authorized shares, obtain stockholder approval (if required) of an increase in such authorized number of shares, so that the number of authorized shares is sufficient to meet the Required Reserve Amount.

9.
Registration
(a)
The Company agrees that as soon as practicable following the Closing and in any event within 90 calendar days following the Closing, the Company will submit or file with the Commission a registration statement for a shelf registration on Form S-3 (or Form S-1 if Form S-3 is not available to the Company at such time), covering the resale of the Underlying Shares and any other shares of Common Stock held by the Subscribers (collectively, the “Registrable Securities”) and the Company shall use its commercially reasonable efforts to have the registration statement declared effective as soon as practicable after the filing thereof.
(b)
Subject to the terms and conditions hereof, whenever the Company proposes to register any Common Stock under the Securities Act in a sale of securities of the Company to an underwriter or underwriters for reoffering to the public (an “Underwritten Offering”), whether for its own account or for the account of others, the Company shall give the Subscribers written notice thereof and will offer to include in such registration statement all of the Underlying Shares issuable by the Subscribers. All registrations pursuant to this Section 9(b) are referred to herein as "Piggyback Registrations". Subject to Section 9(c), the Company shall include in each such

Piggyback Registration the Underlying Shares issuable to the Subscribers (each, a “Piggyback Seller”) with respect to which the Company has received written requests (which written requests shall specify the number of Preferred Stock and Underlying Shares requested to be disposed of by such Piggyback Seller) for inclusion therein within 15 days after such Piggyback Notice is received by such Piggyback Seller.
(c)
In connection with a Piggyback Registration, if the lead managing underwriter(s) advise(s) the Company that, in its opinion, the inclusion of all the securities sought to be included in such Piggyback Registration by (w) the Company, (x) other Persons who have sought to have shares of Common Stock registered in such Piggyback Registration pursuant to rights to demand (and not “piggyback” or other incidental or participation registration rights) (such Persons being “Other Demanding Sellers”), (y) the Piggyback Sellers, and (z) any other proposed sellers of shares of Common Stock (such Persons being “Other Proposed Sellers”), as the case may be, would materially and adversely affect the success thereof, then the Company shall include in the registration statement applicable to such Piggyback Registration only such securities as the Company is so advised by such lead managing underwriter(s) can be sold without such an effect; provided, however, that if a the number of Underlying Shares to be registered in such Piggyback Registration is reduced as a result of the foregoing sentence, then the number of shares to be registered for the Other Demanding Sellers, the Piggyback Sellers, and the Other Proposed Sellers shall also be reduced proportionally.
(d)
In connection with any Underwritten Offering under this Section 9 for the Company’s account, the Company shall not be required to include the Underlying Shares of a Piggyback Seller in the Offering unless such Piggyback Seller accepts the terms of the underwriting as agreed upon between the Company and the lead managing underwriter(s), which shall be selected by the Company.
(e)
If, at any time after giving written notice of its intention to register any shares of Common Stock (or other securities, as applicable) as set forth in this Section 9 and prior to the time the registration statement filed in connection with such Piggyback Registration is declared effective, the Company shall determine for any reason not to register such shares of Common Stock (or other securities, as applicable), the Company may, at its election, give written notice of such determination to the Piggyback Sellers within five (5) business days thereof and thereupon shall be relieved of its obligation to register any Underlying Shares in connection with such particular withdrawn or abandoned Piggyback Registration.
(f)
Any Subscriber having notified the Company to include any or all of its Underlying Shares in a Piggyback Registration shall have the right to withdraw any such notice with respect to any or all of the Underlying Shares designated by it for registration by giving written notice to such effect to the Company prior to the effective date of such registration statement. In the event of any such withdrawal, the Company shall not include such Underlying Shares in the applicable registration. No such withdrawal shall affect the obligations of the Company with respect to the Underlying Shares not so withdrawn.
(g)
Any and all registration expenses (exclusive of stock transfer taxes, underwriting discounts and commissions) related to the registration of Registrable Securities pursuant to this Section 9 will be borne by the Company.
10.
Obligations Irrevocable. The obligations of each Subscriber shall be irrevocable.

11.
Legend. The book-entry statement representing the Securities sold pursuant to this Agreement will be noted with a legend in substantially the following form:

“THE SECURITIES EVIDENCED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR SUCH OTHER APPLICABLE LAWS.”

12.
Waiver, Amendment. Neither this Agreement nor any provisions hereof shall be modified, changed, discharged or terminated except by an instrument in writing, signed by the party against whom any waiver, change, discharge or termination is sought.
13.
Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or any Subscriber without the prior written consent of the other party, and any attempted assignment without such prior written consent shall be void.
14.
Waiver of Jury Trial. EACH SUBSCRIBER IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.
15.
Submission to Jurisdiction. With respect to any suit, action, or proceeding relating to any offers, purchases, or sales of the Securities by any Subscriber (“Proceedings”), each Subscriber irrevocably submits to the jurisdiction of the federal and state courts located in Harris County, Texas, which submission shall be exclusive, unless none of such courts has lawful jurisdiction over such Proceedings.
16.
Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.
17.
Section and Other Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.
18.
Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.
19.
Independent Nature of Subscribers’ Obligations and Rights. The use of a single agreement to effectuate the purchase and sale of the Securities contemplated hereby was solely in the control of the Company, not the action or decision of any Subscriber, and was done solely for the convenience of the Company and not because it was required or requested to do so by any Subscriber. It is expressly understood and agreed that each provision contained in this Agreement is between the Company and a Subscriber, solely, and not between the Company and the Subscribers collectively and not between and among the Subscribers.

20.
Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by electronic mail (provided that such sent e-mail is kept on file (whether electronically or otherwise) by the sending party and the sending party does not receive an automatically generated message from the recipient’s e-mail server that such e-mail could not be delivered to such recipient); or (iii) one (1) business day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. The addresses and e-mail addresses for such communications shall be:

If to the Company:	Alaunos Therapeutics, Inc. 2617 Bissonnet Street, Suite 225 Houston, TX 77005 Attention: Legal Team E-mail: legalteam@alaunos.com

with a copy to:	Norton Rose Fulbright US LLP 2200 Ross Avenue, Suite 3600 Dallas, TX 75201 Attention: Brandon Byrne E-mail: brandon.byrne@nortonrosefulbright.com

If to a Subscriber, to (i) its address and e-mail address set forth on Appendix A, with copies to such Subscriber’s representatives as set forth on Appendix A.

Or in each case, to such other address, e-mail address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) electronically generated by the sender’s e-mail or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by e-mail or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

21.
Expenses. Each party hereto shall pay for its own costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement; provided that the Company shall reimburse Watermill or its affiliate(s) for its out-of-pocket expenses in connection with the transactions contemplated hereby in an amount not to exceed $13,500.
22.
Binding Effect. The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and assigns.
23.
Survival. All representations, warranties and covenants contained in this Agreement shall survive (i) the acceptance of the subscription by the Company and the Closing, (ii) changes in the transactions or Transaction Documents which are not material or which are to the benefit of such Subscriber, and (iii) the death or disability of such Subscriber.
24.
Notification of Changes. Each Subscriber hereby covenants and agrees to notify the Company upon the occurrence of any event prior to the Closing of the purchase of the Securities pursuant to this Agreement which would cause any representation, warranty, or covenant of the Subscriber contained in this Agreement to be false or incorrect.

25.
Severability. If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

[signature page follows]

IN WITNESS WHEREOF, each Subscriber and the Company have executed this Agreement as of the date first written above.

ALAUNOS THERAPEUTICS, INC.
By:_______________________________ Name: Title:

IN WITNESS WHEREOF, each Subscriber and the Company have has executed this Agreement to be duly executed as of the date first written above.

SUBSCRIBER (if an individual):	SUBSCRIBER (if an entity):
______________________________ Name:	Water Mill Asset Management Corp. _____________________________________ Legal Name of Entity By:____________________________________ Name: Title:

IN WITNESS WHEREOF, each Subscriber and the Company have has executed this Agreement to be duly executed as of the date first written above.

SUBSCRIBER (if an individual):	SUBSCRIBER (if an entity):
______________________________ Name: Jaime Vieser	_____________________________________ Legal Name of Entity By:____________________________________ Name: Title:

APPENDIX A

SCHEDULE OF SUBSCRIBERS

Subscriber	Address (including state of domicile/formation)	Aggregate Number of Series A-2 Preferred Stock to Be Acquired	Aggregate Purchase Price to be Paid
Water Mill Asset Management Co.	PO Box 20 Water Mill, N.Y., 11976 Attn: Robert W. Postma Email: rwpostma1@outlook.com Rwpostma@bloomberg.net	600	US$ 600,000
Jaime Vieser	124 Ballantine Rd Bernardsville NJ 07924 Email: jwvieser@gmail.com	250	US$ 250,000

TOTAL		850	US$ 850,000

APPENDIX B

Reserved

APPENDIX C

form of certificate of designation

See attached.

IF "1" = "1" "12827885-1" "" 12827885-1